                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              OLDE CUSTODIAN FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                              OLDE CUSTODIAN FUND
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                              OLDE CUSTODIAN FUND

                              751 GRISWOLD STREET
                            DETROIT, MICHIGAN 48226
                                 (800) 237-6533


                                                               December 13, 1999


Dear Shareholder:


     You are cordially invited to attend a Special Meeting of Shareholders of OLDE Custodian Fund (the "Trust"), which will be held on January 18, 2000 at 10:00 a.m., Detroit Time, adjacent to the offices of the Trust, 131 West Lafayette Blvd., Detroit, Michigan 48226 (toll free phone number: 800-237-6533).


     THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH FUND OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

     Although we would like very much to have each shareholder attend the Special Meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     If you return your proxy promptly you can help avoid the expense of follow-up mailings to achieve a quorum so that the business of the meeting can be conducted. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                          By order of the Board of Trustees,

                                          Lisa S. Fildes
                                          Secretary

                              OLDE CUSTODIAN FUND

                              751 GRISWOLD STREET
                            DETROIT, MICHIGAN 48226
                                 (800) 237-6533

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of OLDE Custodian Fund:


     A Special Meeting of Shareholders (the "Special Meeting") of OLDE Custodian Fund (the "Trust") will be held on January 18, 2000 at 10:00 a.m., Detroit Time, adjacent to the offices of the Trust, 131 West Lafayette Blvd., Detroit, Michigan 48226 (toll free phone number: 800-237-6533).


     1. To approve New Advisory Agreements, in the forms set forth in Appendix A, between the Trust and OLDE Asset Management, Inc, as discussed in
        Part I of the attached Proxy Statement. (Each Advisory Agreement will be voted on only by shareholders of the relevant Fund.)

     2. To consider such other matters as may properly come before the Special Meeting.

                                          By order of the Board of Trustees,

                                          Lisa S. Fildes
                                          Secretary


December 13, 1999


WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                              OLDE CUSTODIAN FUND

                              751 GRISWOLD STREET
                            DETROIT, MICHIGAN 48226
                                 (800) 237-6533

                                PROXY STATEMENT

GENERAL


     THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF OLDE CUSTODIAN FUND (THE "TRUST") for use at the Special Meeting of Shareholders (the "Meeting") to be held on January 18, 2000 at 10:00 a.m., Detroit Time, adjacent to the offices of the Trust, 131 West Lafayette Blvd., Detroit, Michigan 48226, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on December 6, 1999 are entitled to be present and to vote at the Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about December 13, 1999.


     The Trust currently consists of three series of shares, the OLDE Money Market Series, the OLDE Premium Money Market Series and the OLDE Premium Plus Money Market Series (each a "Fund" and collectively, the "Funds").

     The Trust will furnish, without charge, a copy of the Annual Report for the fiscal year ended October 31, 1998 and the Semi-Annual Report for the six month period ended April 30, 1999, to any shareholder upon request. Shareholders may request copies by writing the Trust at 751 Griswold Street, Detroit, Michigan 48226, or by calling toll free at (800) 237-6533.

     All shareholders of record at the close of business on December 6, 1999 are entitled to one vote for each share of the Trust held. As of that date, there were issued and outstanding the following number of shares of each Fund:


                                                                 SHARES ISSUED
                        NAME OF FUND                            AND OUTSTANDING
                        ------------                            ---------------
OLDE Money Market Series....................................       518,689,755
OLDE Premium Money Market Series............................       376,818,654
OLDE Premium Plus Money Market Series.......................     2,647,938,356
                                                                --------------
Total.......................................................     3,543,446,765


     Shareholders of each Fund will vote separately on the Proposal (approval of new investment advisory agreements for each Fund). The presence at the Meeting, in person or by proxy, of a majority of the holders of the Shares entitled to be cast of a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and entitled to vote.

     Votes cast by proxy or in person at the meeting will be counted by persons appointed as tellers by the Trust. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions have the effect of negative votes on the proposal.

     Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

     The costs of solicitation will be borne by OLDE Asset Management, Inc. ("OLDE Asset Management"). Solicitation of proxies by personal interview, mail or telephone may be made by officers and trustees of the Trust and employees of OLDE Asset Management and their respective affiliates.


     As of December 6, 1999 there were no persons known to be the beneficial owners of more than five percent of the shares of any Fund of the Trust.

                               I. APPROVAL OF THE
                       NEW INVESTMENT ADVISORY AGREEMENTS


     INTRODUCTION. OLDE Asset Management, 751 Griswold Street, Detroit, Michigan 48226, acts as investment adviser to each Fund pursuant to separate investment advisory agreements entered into by each Fund and OLDE Asset Management (each a "Prior Advisory Agreement," and together the "Prior Advisory Agreements"). OLDE Asset Management has served as investment adviser to the Funds since each Fund's inception. On August 31, 1999, OLDE Financial Corporation ("OLDE Financial"), a holding company that owns 100% of OLDE Asset Management's voting securities, signed a definitive purchase agreement which provided for the acquisition by H&R Block, Inc. ("H&R Block") of all of the voting securities of OLDE Financial (the "Transaction"). The Transaction was completed on December 1, 1999. The Transaction resulted in an "assignment" of the Prior Advisory Agreements for purposes of the Investment Company Act of 1940 (the "1940 Act"), which regulates investment companies such as the Trust. Since, as required by the 1940 Act, the Prior Advisory Agreements provide that they will terminate automatically upon assignment, you are now being asked to approve new investment advisory agreements (each a "New Advisory Agreement") between your Fund and OLDE Asset Management.



     OLDE Asset Management applied pursuant to Section 6(c) of the 1940 Act, for an order of the Securities Exchange Commission ("SEC") to provide OLDE Asset Management an exemption from Section 15(a) of the 1940 Act (the "Exemptive Order"). Section 15(a) of the 1940 Act generally requires the shareholders to approve a new investment advisory agreement. The Exemptive Order was granted by the SEC on December 13, 1999.


     The Exemptive Order permits the implementation, prior to formal shareholder approval, of the New Advisory Agreements described below, which are substantially identical to the Prior Advisory Agreements, between the Trust and OLDE Asset Management with respect to each Fund. The Exemptive Order covers an interim period of not more than 150 days (the "Interim Period") beginning on the date of the Transaction and continuing through the date the New Advisory Agreements are approved or disapproved by the shareholders of the respective Funds pursuant to this proxy, but in no event later than April 15, 2000. For each Fund, the aggregate contractual rate chargeable for investment advisory services will remain the same. During the Interim Period, fees payable by the Funds for such investment advisory services will be paid into escrow.

     The Exemptive Order permits OLDE Asset Management to enter into an escrow arrangement with an unaffiliated financial institution that will serve as escrow agent. The arrangement, in substance, provides that the fees payable to OLDE Asset Management during the Interim Period under the New Advisory Agreements will be paid into an interest-bearing escrow account maintained by the escrow agent and that the amounts in the escrow account with respect to each Fund (including interest earned on such paid fees) will be paid to OLDE Asset Management only if shareholders of the Fund approve the New Advisory Agreements. If shareholders of a Fund fail to approve the New Advisory Agreements, the escrow agent will pay that Fund its respective share of the escrow amounts (including any interest earned).

     The investment advisory fee rate set forth in each New Advisory Agreement is identical to the fee rate set forth in the corresponding Prior Advisory Agreement and, as described in greater detail below, all other terms of the New Advisory Agreement for each Fund are substantially identical to the Fund's Prior Advisory Agreement in all material respects. The Transaction resulted in no change in portfolio managers and other key investment personnel currently responsible for OLDE Asset Management's management of each Fund's investment operations.

     The Trustees of the Trust are proposing that shareholders approve the New Advisory Agreements between the Trust and OLDE Asset Management. In determining to recommend this proposal, the Trustees considered that the terms of the Transaction as it relates to the Trust, the ownership of OLDE Asset Management following the Transaction and the financial condition of OLDE Financial and H&R Block. The Trustees also considered the scope and quality of the services historically provided to the Funds by OLDE Asset Management, the investment returns of the Funds, the performance and expense ratios of other mutual funds with investment objectives similar to the Funds and the brokerage policies and practices employed by OLDE Asset Management in its management of the Funds' investment portfolios.

     A description of the New Advisory Agreements, including the services provided thereunder, the procedures for their termination and renewal and other services to be provided by OLDE Asset Management, is set forth below. The description is qualified in its entirety by reference to the form of New Advisory Agreement included as Appendix A to this Proxy Statement.

     Each Prior Advisory Agreement was approved by the sole initial shareholder of each respective Fund at the commencement of operations of such Fund. Each Fund's Prior Advisory Agreement was approved by the Trustees of the Trust, including the Trustees who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees"), on November 6, 1998, for the one-year period commencing January 8, 1999 and again on October 13, 1999 for the one-year period commencing January 8, 2000.

     The New Advisory Agreements were formally approved by the Trustees, including the Independent Trustees, on October 13, 1999.


     The Trustees were advised that OLDE Asset Management intends to rely on
Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board of trustees of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board of Trustees of the Trust will be in compliance with this provision of
Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. OLDE Asset Management has undertaken to pay the costs of preparing and distributing proxy materials relating to, and of holding, the Special Meeting as well as other direct fees and expenses incurred by the Funds in connection with the Transaction, including the fees and expenses of legal counsel to the Funds.


     DESCRIPTION OF THE NEW ADVISORY AGREEMENTS. It is proposed that OLDE Asset Management serve as the investment adviser to each Fund of the Trust pursuant to the New Advisory Agreements between the Trust and OLDE Asset Management. As a result of the Transaction, OLDE Asset Management continues as a subsidiary of OLDE Financial and is now a subsidiary of H&R Block. The terms of the New Advisory Agreements are substantially identical to the terms of the Prior Advisory Agreements in all material respects, except for their effective and termination dates.

     The compensation payable to OLDE Asset Management for its services under the New Advisory Agreements is a monthly fee at the following annual percentage rates applicable to the average daily net asset value of each Fund, as determined at the close of each business day during the month as follows:

                                                                    ANNUAL
                        NAME OF FUND                            PERCENTAGE RATE
                        ------------                            ---------------
OLDE Money Market Series....................................        0.50%
OLDE Premium Money Market Series............................        0.30%
OLDE Premium Plus Money Market Series.......................        0.15%

     OLDE Asset Management has voluntarily agreed to reimburse or waive any or all expenses of OLDE Premium Plus Money Market Series which exceeds 0.25% of average net assets from January 1, 1997 until

January 1, 2001. OLDE Asset Management may, at is discretion, reimburse additional expenses of OLDE Premium Plus Money Market Series.


     The Prior Advisory Agreement with each Fund also provides for OLDE Asset Management's reimbursement to each Fund of the aggregate expenses of a Fund (excluding taxes, brokerage fees, and, to the extent permitted by state securities laws, extraordinary expenses) which exceed 2% of its first $10 million of average daily net assets, 1 1/2% of the next $20 million of average daily net assets and 1% of average daily net assets in excess of $30 million.

     For the year ended October 31, 1999, advisory fees paid to OLDE Asset Management pursuant to the Prior Advisory Agreements (both before and after the voluntary fee reduction described above), which provide for advisory fee rates identical to those set forth in the New Advisory Agreements, were as follows:


                            FUND                                GROSS FEES
                            ----                                ----------
OLDE Money Market Series....................................    $2,524,172
OLDE Premium Money Market Series............................    $1,100,534
OLDE Premium Plus Money Market Series.......................    $3,942,239


     Under the New Advisory Agreements, subject to such policies as the Trustees of the Trust may determine, OLDE Asset Management, at its expense (not including brokers' commissions or other costs of acquiring or disposing of any portfolio securities), will furnish continuously an investment program for, and will make investment decisions on behalf of, the Funds and place all orders for the purchase and sale of portfolio securities, subject always to applicable investment objectives, policies and restrictions.

     The New Advisory Agreements, if approved by each Fund's shareholders, will continue in effect for a two year period from the date of the Transaction. Subsequently, the New Advisory Agreements will be subject to annual approval by the Trustees and by the Independent Trustees, or to approval by the relevant Fund's shareholders. The New Advisory Agreements may be terminated as to any Fund, without penalty, by the Trustees or by the shareholders of the relevant Fund upon 60 days' written notice to the Adviser or by the Adviser upon 60 days' written notice to the Fund. The New Advisory Agreements will terminate automatically in the event of their "assignment," as defined in the 1940 Act. Each New Advisory Agreement may only be amended by written instrument by an affirmative vote of the holders of a "majority of the outstanding voting securities" (defined below) of the relevant Fund. In the event that shareholders of a Fund do not approve the New Advisory Agreement, the New Advisory Agreement relating to that Fund will terminate and the Board of the Trust will take such action as it deems to be in the best interests of the relevant Fund and its shareholders.

     Each New Advisory Agreement provides that OLDE Asset Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or in connection with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     In addition to the advisory fees described above, each Fund will pay under the New Advisory Agreements (according to terms substantially similar to provisions in the Prior Advisory Agreements) all of its expenses not expressly assumed by OLDE Asset Management, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokers' commissions or other costs of acquiring or disposing of any portfolio securities for each Fund, expenses of issuance, offering, distribution, sale, redemption or repurchase of shares, the fees and expenses of registering and qualifying the Trust and shares of the Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, administration, accounting and transfer agency expenses, expenses of determining net asset value of shares of each Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, reports, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation. All general Trust expenses are allocated among and charged to the assets of each

Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund.

     REQUIRED VOTE. Approval of each Fund's New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE NEW ADVISORY AGREEMENTS.

                          II. MANAGEMENT OF THE TRUST

     The name, address and principal occupation of OLDE Asset Management's directors and principal executive officers are as follows:

     NAME AND BUSINESS ADDRESS             TITLE                      PRINCIPAL OCCUPATION
     -------------------------             -----                      --------------------
Gregory A. Hohenshil                   President and           Portfolio Manager,
OLDE Custodian Fund                    Director                OLDE Asset Management
751 Griswold Street
Detroit, Michigan 48226
Michael S. Dzialo                      Secretary and           Senior Vice President
OLDE Discount Corporation              Director                and Director,
751 Griswold Street                                            OLDE Discount Corporation
Detroit, Michigan 48226
Andrew Paultanis                       Treasurer and           Vice President and
OLDE Discount Corporation              Director                Chief Operations Officer,
751 Griswold Street                                            OLDE Discount Corporation
Detroit, Michigan 48226
Mack H. Sutton                         Director                Vice President and
OLDE Discount Corporation                                      Chief Financial Officer,
751 Griswold Street                                            OLDE Discount Corporation
Detroit, Michigan 48226

     OLDE Asset Management, a Michigan corporation, is a wholly-owned subsidiary of OLDE Financial, a Michigan corporation.


     OLDE Financial, a Michigan corporation, is a wholly-owned subsidiary of Block Financial Corporation, 4435 Main Street, Suite 500, Kansas City, Missouri 64111.


     Block Financial Corporation, a Missouri corporation, is a wholly-owned subsidiary of H&R Block, 4410 Main Street, Kansas City, Missouri 64111.


     Founded in 1955, H&R Block is a diversified company providing a wide range of financial products and services through its subsidiaries, which include H&R Block Tax Services, Inc., Option One Mortgage Corporation, Assurance Mortgage Corporation of America, H&R Block Mortgage Company, RSM McGladrey Inc., and HRB Business Services Inc. H&R Block Tax Services Inc. served 18.9 million taxpayers in more than 10,000 offices located primarily in the United States, Canada, Australia and the United Kingdom in 1999. Option One Mortgage Corporation, Assurance Mortgage Corporation of America and H&R Block Mortgage Company offer a full range of home mortgage products. Through RSM McGladrey Inc. and HRB Business Services Inc., H&R Block has built a national accounting, tax and consulting firm. Block Financial Corporation develops and publishes consumer financial and personal productivity software.


     OLDE Discount Corporation, 751 Griswold Street, Detroit, Michigan 48226, serves as the Trust's Distributor, Underwriter and Transfer Agent.

                               III. MISCELLANEOUS

     OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold any annual meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any special meeting must be received by the Trust a reasonable period of time before the Trust begins to print and mail its proxy materials relating to that meeting. The timely submission of a proposal does not guarantee its inclusion.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjoin the meeting from time to time (provided no adjournment shall be for more than three months) without notice other than announcement at the meeting, until a quorum shall be present or represented. The costs of any such additional solicitation and of any adjourned session will be borne by OLDE Asset Management.


December 13, 1999

                                                                      APPENDIX A

                               ADVISORY AGREEMENT
                                    BETWEEN
                            OLDE MONEY MARKET SERIES
                                      AND
                          OLDE ASSET MANAGEMENT, INC.

     AGREEMENT made on                by and between the OLDE Money Market
Series (the "Series") of the OLDE CUSTODIAN FUND, a Massachusetts business trust, (the "Fund"), and OLDE ASSET MANAGEMENT, INC., a Michigan corporation, (the "Adviser").

     In consideration of the mutual promises and covenants hereinafter contained, the parties agree as follows:

     1. ADVISORY SERVICES: The Series hereby retains the Adviser to act, and the Adviser hereby agrees to act, as the investment adviser for the Series in accordance with the investment objectives, policies and limitations of the Series, and to administer its affairs to the extent requested by, and subject to, the supervision of the Board of Trustees of the Fund or any committee or officer acting pursuant to authority given by the Board of Trustees of the Fund. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust, Bylaws of the Fund, the provisions of the Investment Company Act of 1940 and any rules and regulations enforced thereunder, any other applicable provision of law, and terms of the registration statements of the Fund, as amended from time-to-time, under the Securities Act of 1933 and the Investment Company Act of 1940. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Series in any way. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services, or other services, to others so long as its services and fiduciary duties to the Series are not impaired. The Adviser shall at all times avoid both the existence as well as the appearance of any conflict of interest in performing services for the Series and any other entity.

     The Adviser shall arrange, if desired by the Series, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and/or to any limitations imposed by law.

     2. ADVISER COMPLIANCE: The Adviser agrees to abide by the Series' Policies and Procedures Governing Brokerage Transactions, which are incorporated herein by reference. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Fund, the Adviser shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission.

     The Adviser will be responsible for maintaining in escrow a shareholder account in an amount twice the deductible amount specified in the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

     3. ADVISER'S FEE: For the services and facilities described in Sections 1 and 2, the Fund shall pay the Adviser, at the end of each calendar month, investment management fees, computed at the annual rate of .50% of average daily net assets.

     4. LIMITATION OF EXPENSES AND FEES: The "net expenses" (defined below) of the Series in any fiscal year shall not exceed 2% of the first $10 million of average daily net assets of any series, 1/2% of the next $20 million of average daily net assets of any series and 1.0% of average daily net assets of any series over $30 million. For the purposes of this section, "net expenses" shall mean all expenses incurred by the Adviser in providing the above services to the Fund, and the Adviser's fee, but shall exclude interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses of the Adviser.

     5. ADJUSTMENT, REFUND AND PRORATION OF EXPENSES AND FEES:

          a. For any month in which the net expenses of the Series exceed 1/12 of the percentage of daily net assets allowable as annual expenses for the Series, the payment to the Adviser for services rendered that month shall be reduced, and if necessary, the Adviser shall make a refund payment to the Series so that the total fee paid to the Adviser for the Series shall not cause the Series to exceed the applicable expense limitation.

          b. For the months and years in which this agreement becomes effective or is terminated, the Adviser's fee shall be prorated on a daily basis using a 365-day calendar or fiscal year.

     6. CALCULATION OF NET ASSET VALUE: The net asset value for the Series shall be calculated as provided by the Investment Company Act of 1940, the Agreement and Declaration of Trust and Bylaws of the Fund, as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading or other time as the trustees may determine. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Series shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made.

     7. CUSTODIAN AND TRANSFER AGENT EXPENSES: In addition to the fees of the Adviser, the Series shall assume and pay any expenses for services rendered by its custodian and transfer agent for the safekeeping of the Series' securities or other property, for keeping its books of account, and for any other charges and expenses of the custodian and transfer agent, in performing Series operations.

     The Adviser shall not be required to pay the charges and expenses of Series operations. The expenses of Series operations, unless otherwise provided, shall include but are not limited to: compensation of its trustees (other than those affiliated with the Adviser); payment of income or similar taxes, if any; charges and expenses of independent auditors, legal counsel, transfer of dividend disbursing agent(s) of the Series costs of acquiring and disposing of portfolio securities; interest, if any, on obligations incurred by the Series; fidelity bonding and other insurance; membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; any other similar expenses; all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund; and filing of corporate documents or reports. The Series shall not pay or incur any obligation for its expenses of operation for which the Series intends to seek reimbursement from the Adviser, without first obtaining the written approval of the Adviser.

     8. ACKNOWLEDGMENT OF AFFILIATIONS: Subject to applicable statute sand regulations, it is understood that trustees, officers, or shareholders of the Series, are or may be affiliated or interested in the Adviser, as a result of being a director, officer, agent or shareholder of the Adviser. Likewise, the directors, officers, or shareholders of the Adviser may be affiliated or interested in the Series, as a result of being a trustee, officer or shareholder of the Fund.

     9. LIMITATION OF LIABILITY: The Adviser shall not be liable for any error of judgement or law, or for any loss suffered by the Series in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of its reckless disregard of its duties under this Agreement.

     10. EFFECTIVE DATE AND TERMS: This Agreement shall become effective on the date hereof, and shall remain in full force for a period of two (2) years from the date of its execution, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of the Fund.

     12. TERMINATION:

          a. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Series or by the Adviser, on sixty (60) days written notice to the other party.

          The Series may effect termination by action of the Board of Trustees, or a vote of the majority of the outstanding shares of beneficial interest of the Series pursuant to the appropriate notice;

          b. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding shares of common stock of the Series, in the event that a court of competent jurisdiction finds that the Adviser or any officer, or director of the Adviser, has taken any action which resulted in a breach of this Agreement by the Adviser.

          c. Termination of this Agreement shall not affect the right of the Adviser to receive payments, as limited in Section 4 and 5 and prorated in accordance with Section 5c above, on any unpaid balances of the advisers fee provided in Section 3 above.

          d. The Adviser hereby acknowledges that all records pertaining to the Series' investments are the property of the Series, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than the Adviser or an affiliated company should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Series.

     12. SEVERABILITY AND ENTIRE AGREEMENT: If any provision of this Agreement, or any portion thereof, shall be held to invalid, illegal or unenforceable, then the validity, legality or enforceability of the remainder of this Agreement, shall not be affected or impaired thereby. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all existing agreements and all other oral or written agreements between the parties concerning the subject matter hereof.

     The terms and conditions of this Agreement shall not be amended, modified, and/or waived in any way except by a writing signed by both parties.

     13. HEADINGS: The headings used in this Agreement are intended for convenience of reference only and shall not affect the interpretation of this Agreement.

     14. MISCELLANEOUS: A copy of the Declaration of Trust of OLDE Custodian Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the agreement has been executed on behalf of the Series by the undersigned officer of the Fund in her capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Series and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

OLDE Custodian Fund
OLDE Money Market Series



------------------------------------------------------
By: Lisa S. Fildes
Its: President



OLDE Asset Management, Inc.



------------------------------------------------------
By: Gregory A. Hohenshil
Its: President

                                                                      APPENDIX A

                               ADVISORY AGREEMENT
                                    BETWEEN
                        OLDE PREMIUM MONEY MARKET SERIES
                                      AND
                          OLDE ASSET MANAGEMENT, INC.

     AGREEMENT made on        by and between the OLDE Premium Money Market
Series (the "Series") of the OLDE CUSTODIAN FUND, a Massachusetts business trust, (the "Fund"), and OLDE ASSET MANAGEMENT, INC., a Michigan corporation, (the "Adviser").

     In consideration of the mutual promises and covenants hereinafter contained, the parties agree as follows:

     1. ADVISORY SERVICES: The Series hereby retains the Adviser to act, and the Adviser hereby agrees to act, as the investment adviser for the Series in accordance with the investment objectives, policies and limitations of the Series, and to administer its affairs to the extent requested by, and subject to, the supervision of the Board of Trustees of the Fund or any committee or officer acting pursuant to authority given by the Board of Trustees of the Fund. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust, Bylaws of the Fund, the provisions of the Investment Company Act of 1940 and any rules and regulations enforced thereunder, any other applicable provision of law, and terms of the registration statements of the Fund, as amended from time-to-time, under the Securities Act of 1933 and the Investment Company Act of 1940. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Series in any way. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services, or other services, to others so long as its services and fiduciary duties to the Series are not impaired. The Adviser shall at all times avoid both the existence as well as the appearance of any conflict of interest in performing services for the Series and any other entity.

     The Adviser shall arrange, if desired by the Series, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and/or to any limitations imposed by law.

     2. ADVISER COMPLIANCE: The Adviser agrees to abide by the Series' Policies and Procedures Governing Brokerage Transactions, which are incorporated herein by reference. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Fund, the Adviser shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission.

     The Adviser will be responsible for maintaining in escrow a shareholder account in an amount twice the deductible amount specified in the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

     3. ADVISER'S FEE: For the services and facilities described in Sections 1 and 2, the Fund shall pay the Adviser, at the end of each calendar month, investment management fees, computed at the annual rate of .30% of average daily net assets.

     4. LIMITATION OF EXPENSES AND FEES: The "net expenses" (defined below) of the Series in any fiscal year shall not exceed 2% of the first $10 million of average daily net assets of any series, 1/2% of the next $20 million of average daily net assets of any series and 1.0% of average daily net assets of any series over $30 million. For the purposes of this section, "net expenses" shall mean all expenses incurred by the Adviser in providing the above services to the Fund, and the Adviser's fee, but shall exclude interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses of the Adviser.

     5. ADJUSTMENT, REFUND AND PRORATION OF EXPENSES AND FEES:

          a. For any month in which the net expenses of the Series exceed 1/12 of the percentage of daily net assets allowable as annual expenses for the Series, the payment to the Adviser for services rendered that month shall be reduced, and if necessary, the Adviser shall make a refund payment to the Series so that the total fee paid to the Adviser for the Series shall not cause the Series to exceed the applicable expense limitation.

          b. For the months and years in which this agreement becomes effective or is terminated, the Adviser's fee shall be prorated on a daily basis using a 365-day calendar or fiscal year.

     6. CALCULATION OF NET ASSET VALUE: The net asset value for the Series shall be calculated as provided by the Investment Company Act of 1940, the Agreement and Declaration of Trust and Bylaws of the Fund, as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading or other time as the trustees may determine. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Series shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made.

     7. CUSTODIAN AND TRANSFER AGENT EXPENSES: In addition to the fees of the Adviser, the Series shall assume and pay any expenses for services rendered by its custodian and transfer agent for the safekeeping of the Series' securities or other property, for keeping its books of account, and for any other charges and expenses of the custodian and transfer agent, in performing Series operations.

     The Adviser shall not be required to pay the charges and expenses of Series operations. The expenses of Series operations, unless otherwise provided, shall include but are not limited to: compensation of its trustees (other than those affiliated with the Adviser); payment of income or similar taxes, if any; charges and expenses of independent auditors, legal counsel, transfer of dividend disbursing agent(s) of the Series costs of acquiring and disposing of portfolio securities; interest, if any, on obligations incurred by the Series; fidelity bonding and other insurance; membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; any other similar expenses; all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund; and filing of corporate documents or reports. The Series shall not pay or incur any obligation for its expenses of operation for which the Series intends to seek reimbursement from the Adviser, without first obtaining the written approval of the Adviser.

     8. ACKNOWLEDGMENT OF AFFILIATIONS: Subject to applicable statute sand regulations, it is understood that trustees, officers, or shareholders of the Series, are or may be affiliated or interested in the Adviser, as a result of being a director, officer, agent or shareholder of the Adviser. Likewise, the directors, officers, or shareholders of the Adviser may be affiliated or interested in the Series, as a result of being a trustee, officer or shareholder of the Fund.

     9. LIMITATION OF LIABILITY: The Adviser shall not be liable for any error of judgement or law, or for any loss suffered by the Series in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of its reckless disregard of its duties under this Agreement.

     10. EFFECTIVE DATE AND TERMS: This Agreement shall become effective on the date hereof, and shall remain in full force for a period of two (2) years from the date of its execution, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of the Fund.

     12. TERMINATION:

          a. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Series or by the Adviser, on sixty (60) days written notice to the other party. The Series may effect termination by action of the Board of Trustees, or a vote of the majority of the outstanding shares of beneficial interest of the Series pursuant to the appropriate notice;

          b. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding shares of common stock of the Series, in the event that a court of competent jurisdiction finds that the Adviser or any officer, or director of the Adviser, has taken any action which resulted in a breach of this Agreement by the Adviser.

          c. Termination of this Agreement shall not affect the right of the Adviser to receive payments, as limited in Section 4 and 5 and prorated in accordance with Section 5c above, on any unpaid balances of the advisers fee provided in Section 3 above.

          d. The Adviser hereby acknowledges that all records pertaining to the Series' investments are the property of the Series, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than the Adviser or an affiliated company should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Series.

     12. SEVERABILITY AND ENTIRE AGREEMENT: If any provision of this Agreement, or any portion thereof, shall be held to invalid, illegal or unenforceable, then the validity, legality or enforceability of the remainder of this Agreement, shall not be affected or impaired thereby. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all existing agreements and all other oral or written agreements between the parties concerning the subject matter hereof.

     The terms and conditions of this Agreement shall not be amended, modified, and/or waived in any way except by a writing signed by both parties.

     13. HEADINGS: The headings used in this Agreement are intended for convenience of reference only and shall not affect the interpretation of this Agreement.

     14. MISCELLANEOUS: A copy of the Declaration of Trust of OLDE Custodian Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the agreement has been executed on behalf of the Series by the undersigned officer of the Fund in her capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Series and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

OLDE Custodian Fund
OLDE Premium
Money Market Series



------------------------------------------------------
By: Lisa S. Fildes
Its: President

OLDE Asset Management, Inc.



------------------------------------------------------
By: Gregory A. Hohenshil
Its: President

                                                                      APPENDIX A

                               ADVISORY AGREEMENT
                                    BETWEEN
                     OLDE PREMIUM PLUS MONEY MARKET SERIES
                                      AND
                          OLDE ASSET MANAGEMENT, INC.

     AGREEMENT made on                by and between the OLDE Premium Plus Money
Market Series (the "Series") of the OLDE CUSTODIAN FUND, a Massachusetts business trust, (the "Fund"), and OLDE ASSET MANAGEMENT, INC., a Michigan corporation, (the "Adviser").

     In consideration of the mutual promises and covenants hereinafter contained, the parties agree as follows:

     1. ADVISORY SERVICES: The Series hereby retains the Adviser to act, and the Adviser hereby agrees to act, as the investment adviser for the Series in accordance with the investment objectives, policies and limitations of the Series, and to administer its affairs to the extent requested by, and subject to, the supervision of the Board of Trustees of the Fund or any committee or officer acting pursuant to authority given by the Board of Trustees of the Fund. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust, Bylaws of the Fund, the provisions of the Investment Company Act of 1940 and any rules and regulations enforced thereunder, any other applicable provision of law, and terms of the registration statements of the Fund, as amended from time-to-time, under the Securities Act of 1933 and the Investment Company Act of 1940. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Series in any way. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services, or other services, to others so long as its services and fiduciary duties to the Series are not impaired. The Adviser shall at all times avoid both the existence as well as the appearance of any conflict of interest in performing services for the Series and any other entity.

     The Adviser shall arrange, if desired by the Series, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and/or to any limitations imposed by law.

     2. ADVISER COMPLIANCE: The Adviser agrees to abide by the Series' Policies and Procedures Governing Brokerage Transactions, which are incorporated herein by reference. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Fund, the Adviser shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission.

     The Adviser will be responsible for maintaining in escrow a shareholder account in an amount twice the deductible amount specified in the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

     3. ADVISER'S FEE: For the services and facilities described in Sections 1 and 2, the Fund shall pay the Adviser, at the end of each calendar month, investment management fees, computed at the annual rate of .15% of average daily net assets.

     4. LIMITATION OF EXPENSES AND FEES: The "net expenses" (defined below) of the Series in any fiscal year shall not exceed 2% of the first $10 million of average daily net assets of any series, 1/2% of the next $20 million of average daily net assets of any series and 1.0% of average daily net assets of any series over $30 million. For the purposes of this section, "net expenses" shall mean all expenses incurred by the Adviser in providing the above services to the Fund, and the Adviser's fee, but shall exclude interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses of the Adviser.

     5. ADJUSTMENT, REFUND AND PRORATION OF EXPENSES AND FEES:

          a. For any month in which the net expenses of the Series exceed 1/12 of the percentage of daily net assets allowable as annual expenses for the Series, the payment to the Adviser for services rendered that month shall be reduced, and if necessary, the Adviser shall make a refund payment to the Series so that the total fee paid to the Adviser for the Series shall not cause the Series to exceed the applicable expense limitation.

          b. For the months and years in which this agreement becomes effective or is terminated, the Adviser's fee shall be prorated on a daily basis using a 365-day calendar or fiscal year.

     6. CALCULATION OF NET ASSET VALUE: The net asset value for the Series shall be calculated as provided by the Investment Company Act of 1940, the Agreement and Declaration of Trust and Bylaws of the Fund, as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading or other time as the trustees may determine. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Series shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made.

     7. CUSTODIAN AND TRANSFER AGENT EXPENSES: In addition to the fees of the Adviser, the Series shall assume and pay any expenses for services rendered by its custodian and transfer agent for the safekeeping of the Series' securities or other property, for keeping its books of account, and for any other charges and expenses of the custodian and transfer agent, in performing Series operations.

     The Adviser shall not be required to pay the charges and expenses of Series operations. The expenses of Series operations, unless otherwise provided, shall include but are not limited to: compensation of its trustees (other than those affiliated with the Adviser); payment of income or similar taxes, if any; charges and expenses of independent auditors, legal counsel, transfer of dividend disbursing agent(s) of the Series costs of acquiring and disposing of portfolio securities; interest, if any, on obligations incurred by the Series; fidelity bonding and other insurance; membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; any other similar expenses; all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund; and filing of corporate documents or reports. The Series shall not pay or incur any obligation for its expenses of operation for which the Series intends to seek reimbursement from the Adviser, without first obtaining the written approval of the Adviser.

     8. ACKNOWLEDGMENT OF AFFILIATIONS: Subject to applicable statute sand regulations, it is understood that trustees, officers, or shareholders of the Series, are or may be affiliated or interested in the Adviser, as a result of being a director, officer, agent or shareholder of the Adviser. Likewise, the directors, officers, or shareholders of the Adviser may be affiliated or interested in the Series, as a result of being a trustee, officer or shareholder of the Fund.

     9. LIMITATION OF LIABILITY: The Adviser shall not be liable for any error of judgement or law, or for any loss suffered by the Series in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of its reckless disregard of its duties under this Agreement.

     10. EFFECTIVE DATE AND TERMS: This Agreement shall become effective on the date hereof, and shall remain in full force for a period of two (2) years from the date of its execution, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of the Fund.

     12. TERMINATION:

          a. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Series or by the Adviser, on sixty (60) days written notice to the other party.

          The Series may effect termination by action of the Board of Trustees, or a vote of the majority of the outstanding shares of beneficial interest of the Series pursuant to the appropriate notice;

          b. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding shares of common stock of the Series, in the event that a court of competent jurisdiction finds that the Adviser or any officer, or director of the Adviser, has taken any action which resulted in a breach of this Agreement by the Adviser.

          c. Termination of this Agreement shall not affect the right of the Adviser to receive payments, as limited in Section 4 and 5 and prorated in accordance with Section 5c above, on any unpaid balances of the advisers fee provided in Section 3 above.

          d. The Adviser hereby acknowledges that all records pertaining to the Series' investments are the property of the Series, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than the Adviser or an affiliated company should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Series.

     12. SEVERABILITY AND ENTIRE AGREEMENT: If any provision of this Agreement, or any portion thereof, shall be held to invalid, illegal or unenforceable, then the validity, legality or enforceability of the remainder of this Agreement, shall not be affected or impaired thereby. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all existing agreements and all other oral or written agreements between the parties concerning the subject matter hereof.

     The terms and conditions of this Agreement shall not be amended, modified, and/or waived in any way except by a writing signed by both parties.

     13. HEADINGS: The headings used in this Agreement are intended for convenience of reference only and shall not affect the interpretation of this Agreement.

     14. MISCELLANEOUS: A copy of the Declaration of Trust of OLDE Custodian Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the agreement has been executed on behalf of the Series by the undersigned officer of the Fund in her capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Series and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

OLDE Custodian Fund
OLDE Premium Plus
Money Market Series



------------------------------------------------------
By: Lisa S. Fildes
Its: President


OLDE Asset Management, Inc.



------------------------------------------------------
By: Gregory A. Hohenshil
Its: President

                               OLDE CUSTODIAN FUND

                            OLDE MONEY MARKET SERIES
                        OLDE PREMIUM MONEY MARKET SERIES
                      OLDE PREMIUM PLUS MONEY MARKET SERIES

       THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned shareholder, by completing this form does thereby appoint Lisa S. Fildes and Mack H. Sutton, and each of them, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of OLDE Custodian Fund which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of OLDE Custodian Fund, to be held at 10:00 a.m., Detroit Time, on January 18, 2000, adjacent to the offices of the Trust, 131 West Lafayette Blvd., Detroit,

Michigan, 48226, and at any
adjournment thereof.

TOTAL SHARES AS SHOWN BELOW                      PLEASE VOTE, DATE, SIGN EXACTLY
                                                 AS YOUR NAME APPEARS BELOW, AND
                                                 RETURN THIS FORM IN THE
                                                 ENCLOSED SELF-ADDRESSED
                                                 ENVELOPE.

                                                 NOTE: The undersigned hereby
                                                 acknowledges receipt of the
                                                 Notice of Meeting and Proxy
                                                 Statement, and revokes any
                                                 proxy heretofore given with
                                                 respect to the votes covered by
                                                 this proxy.

                                                 Dated____________________, 1999

                                                 _______________________________
                                                 (Signature)

--------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT:

        A. APPROVAL OF THE OLDE MONEY MARKET SERIES ADVISORY AGREEMENT (FOR OLDE MONEY MARKET SERIES SHAREHOLDERS ONLY)

        [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

        B. APPROVAL OF THE OLDE PREMIUM MONEY MARKET SERIES ADVISORY AGREEMENT (FOR OLDE PREMIUM MONEY MARKET SERIES SHAREHOLDERS ONLY)

        [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

        C. APPROVAL OF THE OLDE PREMIUM PLUS MONEY MARKET SERIES ADVISORY AGREEMENT (FOR OLDE PREMIUM PLUS MONEY MARKET SERIES SHAREHOLDERS ONLY)

        [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN